Income taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income taxes

11. Income taxes

Loss (Profit) before provision for income taxes consists of the following:

	December 31,
	2018	2017	2016
	U.S. dollars in thousands
Domestic (Israel)	$2,452	$5,582	$15,765
Foreign (U.S.)	(336)	335	41
	$2,116	$5,917	$15,806

The components of income tax provision consist of the following:

	December 31,
	2018	2017	2016
	U.S. dollars in thousands
Current Provision for income taxes:
Domestic (Israel)	$-	$-	$5
Foreign (U.S.)	20	39	166
Total current provision for income taxes	20	39	171
Previous years adjustments - foreign	(24)	(16)	50
Deferred tax benefit - foreign	-	5	(5)
Total provision for income tax	$(4)	$28	$216

The main reconciling item between the statutory tax rate of the Company and the effective tax rate are its losses in Israel, amounting to $ 2,452, $ 5,582 and $ 15,765 for the years ended December 31, 2018, 2017 and 2016, respectively, for which valuation allowance was provided in each year. The Parent is taxed under the Israeli tax law at the corporate tax rate of 23%, 24% and 25% for the years 2018, 2017 and 2016, respectively.

The Subsidiary is taxed under U.S. tax law. The federal corporate tax rate as of December 31, 2017 (progressive) was up to 24% excluding state tax. State tax rates vary and are dependent on the state in which the Subsidiary conducts its business.

The U.S. Tax Cuts and Jobs Act of 2017 ("TCJA") was signed into law on December 22, 2017. This legislation makes complex and significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate as of January 1, 2018 to a flat rate of 21% and limitations on certain corporate deductions and credits, among other changes.

When realization of a deferred tax asset is more likely than not to occur, the benefit related to the deductible temporary differences attributable to operations is recognized as a reduction of income tax expense. Valuation allowances are provided against deferred tax assets when, based on all available evidence, it is considered more likely than not that some portion or all of the recorded deferred tax assets will not be realized in future periods. The Company cannot be certain that future Israeli taxable income will be sufficient to realize its deferred tax assets. Accordingly, a full valuation allowance has been provided against its Israeli net deferred tax assets. The Company continues to monitor the need for a valuation allowance based on the profitability of its future operations.

The Parent has accumulated losses for tax purposes as of December 31, 2018, in the amount of $39,780. Pursuant to the tax ruling given by the Israel Tax Authority at the Company's request on January 10, 2019 prior to the Merger (as discussed in Note 1), the Parent's accumulated losses as of the merger date from any source, will be invalid and will no longer be offset against future taxable income, except for the Parent's income from realization of assets held by the Parent prior to the merger date.

The Company files income tax returns in Israel, in the United States and in various U.S. states. The associated tax filings remain subject to examination by applicable tax authorities for a certain length of time following the tax year to which those filings relate.

As of December 31, 2018, the Company cancelled a liability for uncertain tax position related to various income tax matters which were resolved during 2018. The liability was previously classified as other long-term liabilities.